AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 1995
                                     REGISTRATION NOS. 33-63279 AND 33-63279-01
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 4
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

           ROUSE CAPITAL                         THE ROUSE COMPANY
    (Exact name of registrant as     (Exact name of registrant as specified in
     specified in its charter)                     its charter)


              DELAWARE                               MARYLAND
  (State or other jurisdiction of         (State or other jurisdiction of
   incorporation or organization)         incorporation or organization)
             52-1946034                             52-0735512
  (I.R.S. Employer Identification      (I.R.S. Employer Identification No.)
                No.)


                                           10275 LITTLE PATUXENT PARKWAY
       C/O THE ROUSE COMPANY               COLUMBIA, MARYLAND 21044-3456
   10275 LITTLE PATUXENT PARKWAY                  (410) 992-6000
   COLUMBIA, MARYLAND 21044-3456    (Address including zip code, and telephone
           (410) 992-6000                             number,
  (Address including zip code, and     including area code, of registrant's
         telephone number,                 principal executive offices)
      including area code, of
  registrant's principal executive
              offices)

                                ---------------

                              BRUCE I. ROTHSCHILD
                                VICE PRESIDENT,
                         GENERAL COUNSEL AND SECRETARY
                         10275 LITTLE PATUXENT PARKWAY
                         COLUMBIA, MARYLAND 21044-3456
                                (410) 992-6000
           (Name, address including zip code, and telephone number,
                  including area code, of agent for service)

                                ---------------

                                  COPIES TO:

        TIMOTHY E. PETERSON                      JOSEPH C. SHENKER
  FRIED, FRANK, HARRIS, SHRIVER &               SULLIVAN & CROMWELL
              JACOBSON                            250 PARK AVENUE
         ONE NEW YORK PLAZA                  NEW YORK, NEW YORK 10177
      NEW YORK, NEW YORK 10004                    (212) 558-4000
           (212) 859-8000

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

  THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

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


                             EXPLANATORY NOTE

  This Amendment No. 4 to the Registration Statement consists of the Registration Statement facing page, this explanatory note, Part II to the Registration Statement and certain exhibits being filed herewith. The Prospectus has been omitted from this Amendment No. 4 as no changes have been made to the Prospectus previously filed on November 20, 1995.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   Securities and Exchange Commission registration fee................ $ 49,569
   Printing expenses..................................................  125,000
   Rating agency fees.................................................   80,000
   New York Stock Exchange listing fee................................   47,800
   Trustee's fees.....................................................   30,000
   Legal fees and expenses............................................  175,000
   Accounting expenses................................................   30,000
   Blue Sky fees and expenses.........................................   36,000
   Other..............................................................   35,000
                                                                       --------
     Total............................................................ $608,369
                                                                       ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Article IX of the Bylaws of the Company provides that directors and officers of the Company shall be indemnified by the Company to the fullest extent permitted by Maryland law as now or hereafter in force, including the advance of related expenses. If any determination is required under applicable law as to whether a director or officer is entitled to indemnification, such determination shall be made by independent legal counsel retained by the Company and appointed by either the Board of Directors or the Chief Executive Officer. Paragraph (f) of Article Seventh of the Amended and Restated Articles of Incorporation of the Company provides that to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Company shall be personally liable to the Company or its stockholders for money damages. A copy of Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland is included as an Exhibit to this Registration Statement.

  The Company maintains directors and officers insurance on behalf of its directors, officers and certain other persons against any liability asserted against them in any such capacity. The form of Underwriting Agreement contained in Exhibit 1.1 provides for indemnification of the directors and officers signing the Registration Statement and certain controlling persons of the Company against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended, in certain instances by each underwriter participating in an offering of the Preferred Securities.

  The Company has agreed to indemnify the Property Trustee, the Delaware Trustee and the Administrative Trustees against certain liabilities in connection with the Trust Agreement.

ITEM 16. EXHIBITS

  Set forth below is a list of the exhibits included as part of this Registration Statement.

 EXHIBIT
   NO.                                DESCRIPTION
 -------                              -----------
 *1.1    Form of Underwriting Agreement
 *4.1    Certificate of Trust of Rouse Capital
 *4.2    Form of Trust Agreement
 *4.3    Form of Indenture between Rouse and The First National Bank of
         Chicago, as Debenture Trustee
 *4.4    Form of Preferred Securities (included in Exhibit 4.2 above)
 *4.5    Form of Junior Subordinated Debenture (included in Exhibit 4.3 above)

 EXHIBIT
   NO.                                DESCRIPTION
 -------                              -----------
  *4.6   Form of Guarantee by Rouse and The First National Bank of Chicago, as
         Guarantee Trustee
  *4.7   Form of Agreement as to Expenses and Liabilities (included in Exhibit
         4.2 above)
   5.1   Opinion of Richards, Layton & Finger re validity of Preferred
         Securities
   5.2   Opinion of Fried, Frank, Harris, Shriver & Jacobson re validity of
         Guarantee and Junior Subordinated Debentures
   5.3   Opinion of Bruce I. Rothschild, Esq.
   8.1   Opinion of Fried, Frank, Harris, Shriver & Jacobson re tax matters
 *12.1   Computation of Ratio of Earnings to Combined Fixed Charges and
         Preferred Dividends
 *12.2   Computation of Ratio of Earnings to Fixed Charges
 *12.3   Computation of Consolidated Coverage Ratio
  23.1   Consent of KPMG Peat Marwick LLP, independent auditors
  23.2   Consent of Landauer Associates, Inc., independent real estate consultants
  23.3   Consent of Richards, Layton & Finger (included in Exhibit 5.1 above)
  23.4   Consent of Fried, Frank, Harris, Shriver & Jacobson (included in
         Exhibit 5.2 above)
  23.5   Consent of Bruce I. Rothschild, Esq. (included in Exhibit 5.3 above)
  23.6   Consent of Fried, Frank, Harris, Shriver & Jacobson (included in
         Exhibit 8.1 above)
 *24.1   Power of Attorney, dated September 28, 1995.
 *24.2   Power of Attorney, dated September 28, 1995.
 *25.1   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago, as Debenture Trustee
         under the Indenture
 *25.2   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago, as Trustee under the
         Trust Agreement of the Issuer
 *25.3   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago, as Guarantee Trustee
         under the Guarantee
  99.1   Section 2-418 of the Corporations and Associations Article of the
         Annotated Code of Maryland (which is incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No.
         33-56646))

--------
*Previously filed.

ITEM 17. UNDERTAKINGS

  The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrants' annual reports pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrants pursuant to the foregoing provisions or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer, or controlling person of the registrants in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  The undersigned registrants hereby undertake to provide to the underwriter, at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

  The undersigned registrants hereby undertake that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, The Rouse Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Howard, State of Maryland, on the 21st day of November, 1995.


                                          THE ROUSE COMPANY

                                                /s/ Anthony W. Deering
                                          By: _________________________________

                                                  Anthony W. Deering

                                            President, Chief Executive Officer
                                                     and Director

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Principal Executive Officers:

                                       President, Chief
     /s/ Anthony W. Deering            Executive Officer     November 21, 1995
-------------------------------------  and Director
         ANTHONY W. DEERING

Principal Financial Officer:

                                       Senior Vice
     /s/ Jeffrey H. Donahue            President and Chief   November 21, 1995
-------------------------------------  Financial Officer
         JEFFREY H. DONAHUE

Principal Accounting Officer:

       /s/ George L. Yungmann          Senior Vice
-------------------------------------  President and         November 21, 1995
         GEORGE L. YUNGMANN            Controller

                            THE BOARD OF DIRECTORS

David H. Benson, Jeremiah E. Casey, Anthony W. Deering, Rohit M. Desai, Mathias J. DeVito, Juanita T. James, Thomas J. McHugh, Hanne M. Merriman, Roger W. Schipke and Alexander F. Trowbridge.

     /s/ Mathias J. DeVito             For himself and as     November 21, 1995
-------------------------------------  Attorney-in-Fact for
       MATHIAS J. DEVITO               the above-named
                                       members of the Board
                                       of Directors

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, Rouse Capital certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the County of Howard, State of Maryland, on the 21st day of November, 1995.

                                          ROUSE CAPITAL

                                          By: THE ROUSE COMPANY, as Depositor

                                                  /s/ Jeffrey H. Donahue
                                          By: _________________________________
                                                  Jeffrey H. Donahue
                                               Senior Vice President and
                                                Chief Financial Officer

                                    EXHIBITS

 EXHIBIT
   NO.                                DESCRIPTION
 -------                              -----------
  *1.1   Form of Underwriting Agreement
  *4.1   Certificate of Trust of Rouse Capital
  *4.2   Form of Trust Agreement
  *4.3   Form of Indenture between Rouse and The First National Bank of
         Chicago, as Debenture Trustee
  *4.4   Form of Preferred Securities (included in Exhibit 4.2 above)
  *4.5   Form of Junior Subordinated Debenture (included in Exhibit 4.3 above)
  *4.6   Form of Guarantee by Rouse and The First National Bank of Chicago, as
         Guarantee Trustee
  *4.7   Form of Agreement as to Expenses and Liabilities (included in Exhibit
         4.2 above)
   5.1   Opinion of Richards, Layton & Finger re validity of Preferred
         Securities
   5.2   Opinion of Fried, Frank, Harris, Shriver & Jacobson re validity of
         Guarantee and Junior Subordinated Debentures
   5.3   Opinion of Bruce I. Rothschild, Esq.
   8.1   Opinion of Fried, Frank, Harris, Shriver & Jacobson re tax matters
 *12.1   Computation of Ratio of Earnings to Combined Fixed Charges and
         Preferred Dividends
 *12.2   Computation of Ratio of Earnings to Fixed Charges
 *12.3   Computation of Consolidated Coverage Ratio
  23.1   Consent of KPMG Peat Marwick LLP, independent auditors
  23.2   Consent of Landauer Associates, Inc., independent real estate consultants
  23.3   Consent of Richards, Layton & Finger (included in Exhibit 5.1 above)
  23.4   Consent of Fried, Frank, Harris, Shriver & Jacobson (included in
         Exhibit 5.2 above)
  23.5   Consent of Bruce I. Rothschild, Esq. (included in Exhibit 5.3 above)
  23.6   Consent of Fried, Frank, Harris, Shriver & Jacobson (included in
         Exhibit 8.1 above)
 *24.1   Power of Attorney, dated September 28, 1995
 *24.2   Power of Attorney, dated September 28, 1995
 *25.1   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago, as Debenture Trustee
         under the Indenture
 *25.2   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago, as Trustee under the
         Trust Agreement of the Issuer
 *25.3   Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The First National Bank of Chicago, as Guarantee Trustee
         under the Guarantee
  99.1   Section 2-418 of the Corporations and Associations Article of the
         Annotated Code of Maryland (which is incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No.
         33-56646))

--------
 * Previously filed.